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                                                                    EXHIBIT 10.1



                                As of May 10, 199

Barber & Bronson Incorporated
2101 West Commercial Boulevard
Suite 1500
Fort Lauderdale, Florida 33309


Ladies and Gentlemen:

         CPI Aerostructures, Inc., a New York corporation (the "Company"), hereby confirms its agreement with you (the "Placement Agent") as follows:

         I. Description of Transaction. The Company proposes to issue and sell through the Placement Agent, in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), to a limited number of persons meeting certain criteria for "Accredited Investor" status or other suitability criteria (as more fully described in the confidential private placement memorandum and exhibits thereto, as the same may be supplemented from time to time (the "Memorandum"), 80 units (the "Units"), each consisting of (i) 25,000 shares of the Company's common stock, $.001 par value per share (the "Common Stock"), and (ii) warrants (the "Warrants") to purchase 12,500 shares of the Company's Common Stock, at an exercise price of $2.00 per share, on a "best-efforts, all-or-none" basis, as described in the Memorandum (the "Placement"). The purchase price for the Units shall be $25,000 per Unit (the "Offering Price"). The full terms of the Placement, and the securities included therein and to be received upon exercise thereof, are more fully described in the Memorandum. The Units, Shares, Warrants and shares of Common Stock issuable upon exercise of the Warrants are hereinafter collectively referred to as the "Securities". Capitalized terms not defined herein shall have the meaning set forth in the Memorandum.

         II. Appointment of the Placement Agent. On the basis of the representations, warranties, covenants and agreements of the Placement Agent contained herein and subject to the conditions contained herein, the Company hereby appoints the Placement Agent as its exclusive agent to offer and sell to qualified investors 80 Units on a "best efforts, all-or-none" basis, until the earlier of (i) the date on which all of the Units from the Placement have been sold; or (ii) August 10, 1996 (the "Offering Termination Date") unless (A) extended by the mutual written agreement of the Company and Placement Agent for an additional forty-five (45) days; or (B) terminated earlier, at any time, by mutual written agreement of the Company and the Placement Agent (the "Offering Expiration Date"). The Placement Agent, on the basis of the representations, warranties, covenants and agreements of the Company contained herein, and subject to the conditions contained herein, accepts such appointment and agrees to use its best efforts to sell the Units. It is understood that the Placement Agent has no commitment to sell the Units other than to use its best efforts.

         III. Purchase, Sale and Delivery of Units. On the basis of the representations and



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warranties contained herein, and subject to the terms and conditions set forth herein, the parties agree that:

                  1. Regulation D Placement. Neither the offer nor the sale of the Units has been or will be registered with the Securities and Exchange Commission ("SEC"). The Units will be offered and sold in reliance upon the exemption from registration provided by Regulation D ("Reg D") adopted under the Securities Act, and will only be sold to "Accredited Investors" as such term is defined under Reg D; the Units will be offered for sale only in states in which the Units have been qualified or registered for sale or are exempt from such qualification or registration and the conditions for such exemption have been met; and the Company will provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, with any information, documents and instruments which the Placement Agent and the Company deem necessary to comply with the rules, regulations and judicial and administrative interpretations concerning compliance with applicable federal and state statutes and regulations.

                  2. Subscription for Units. Subscription for Units shall occur by execution and delivery by the subscriber (the "Subscriber") of a subscription agreement (the "Subscription Agreement") in the form annexed to the Memorandum, together with such other documents and instruments as are set forth in the Memorandum and payment of the required subscription amount all in accordance with the terms of the Subscription Agreement.

                  3. Distribution of Proceeds; Closing; Termination of Placement. The proceeds of the Placement will be held in a segregated interest-bearing escrow account at a bank selected by the Placement Agent until such funds are released to the Company at the closing of the Placement (the "Closing Date"). The Company shall deliver to the Placement Agent on the Closing Date, on behalf of the Subscribers, the certificates evidencing the Shares and Warrants against payment therefor, after deducting the amounts set forth in
Section 4 below.

                  4. Registration Rights. The Company will file by September 5, 1996 a Registration Statement with the SEC for the purpose of registering the Securities. The investors in the Placement will be granted demand registration rights on two occasions and "piggy back" registration rights at any time from the Closing Date and for a period of five years thereafter and on such other specific terms as the Placement Agent and its counsel deem appropriate. The Company shall bear all expenses incurred in the preparation and filing of such registration statements or post-effective amendments thereto (and related state registrations, to the extent permitted by applicable law) and the furnishing of copies of the preliminary and final prospectus thereof to the Placement Agent and such holders of securities, other than expenses of the Placement Agent's counsel, and other than sales commissions incurred by the then holders with respect to the sale of such securities.

         IV.      Compensation of Placement Agent.

                  1. As compensation for its services rendered as Placement Agent under this Agreement, the Placement Agent shall receive: (i) a sales commission equal to 10% of the gross proceeds from the sale of the Units, payable by deducting the sales commission from such gross

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proceeds on the Closing Date; and (ii) a non-accountable expense allowance equal to 3% of the gross proceeds from the sale of the Units, of which the sum of $20,000 has already been paid and the balance of which shall be payable upon Closing.

                  2. Placement Agent's Units. In addition, on the Closing Date, the Company will sell to the Placement Agent or its designee five-year warrants (the "Placement Agent's Warrants") for an aggregate price of $100 for the purchase of 8 Units at an exercise price of $25,000 per unit (the "Placement Agent's Units"). Each Placement Agent's Unit shall consist of 25,000 shares of Common Stock and Warrants to purchase 12,500 shares of the Company's Common Stock (the "Underlying Warrants"). The Placement Agent's Units and the securities included therein may be transferable to shareholders, directors, officers, employees or partners of the Placement Agent.

                  At any time during the term of the Placement Agent's Warrants, other than a time when the Warrant Securities (as defined below) are already covered for sale or resale by an effective and current registration statement that permits the method of distribution desired by the holders thereof, the Placement Agent or the then holders of the securities issued upon the exercise of the Placement Agent's Warrants (collectively, the "Warrant Securities"), shall have the right to require the Company (i) upon written request of a majority of the Warrant Securities, to prepare and file with the SEC up to two new registration statements under the Securities Act (the "Demand Registration Rights"), covering all or any portion of the Warrant Securities and to use its best efforts to obtain promptly and maintain the effectiveness thereof for at least one hundred twenty (120) days, or upon the request of any holder of Warrant Securities to include the securities included in the Placement Agent's Units and underlying the Placement Agent's Warrants in any Registration Statement filed by the Company and (ii) to register or qualify the subject Warrant Securities for sale in up to ten (10) states identified by the Placement Agent or such holders. The Company shall bear all expenses incurred in the preparation and filing of such registration statements or post-effective amendments thereto (and related state registrations, to the extent permitted by applicable law) and the furnishing of copies of the preliminary and final prospectus thereof to the Placement Agent or such holders of Warrant Securities, other than expenses of the Placement Agent's counsel, and other than sales commissions incurred by the then holders with respect to the sale of such securities. Notwithstanding anything contained herein to the contrary, with respect to Demand Registration Rights, the Company shall only be obligated to bear all of such expenses with respect to the first Demand Registration Right requested by a majority of the then holders of the Warrant Securities, provided that with respect to any second Demand Registration Right, the expenses shall be borne by the holders of the Warrant Securities included thereunder on a pro-rata basis with the expenses to be borne by the Company with respect to any securities included therein on behalf of the investors in the Placement, as described above, and which pro-rata allocation shall be based on the percentage of shares (including derivative securities) being registered thereunder.

         V. Representations and Warranties of the Company. The Company represents and warrants to the Placement Agent that:

                  1. Memorandum. The Company has prepared, or will by the commencement of the Placement have prepared, the Memorandum, which contains information, accurate as of the date specified therein, of the kind specified by applicable statutes and regulations. The

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Memorandum, as of its date and at all times subsequent thereto up to and including the Closing Date, does not and will not include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  2. Additional Information. The Company has provided, and shall provide to the Placement Agent, such information, documents and instruments as may be required under Reg D for an offer made to qualified investors pursuant to Reg D.

                  3. Reg D Qualification. The Company has used its best efforts to ensure that the offer and sale of the Units by the Company has satisfied, and on the Closing Date will have satisfied, in all material respects, all of the requirements of Reg D; the Units are not disqualified from the exemption under Rule 505 contained in Reg D by virtue of the disqualifications contained in Rule 505(b)(2)(iii), except that no representation or warranty is made hereunder by the Company as to any disqualification based upon Rule 262(b) and (c) of Regulation A as it may be applied to the Placement Agent.

                  4. Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own or lease and operate its properties and to conduct its business as described in the Memorandum and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure to so qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company. The Company has no subsidiaries or predecessors.

                  5. Corporate Authorization. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, or other similar laws or arrangements affecting creditors' rights generally and subject to principles of equity and public policy considerations, including with respect to indemnification and contribution for liabilities under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"). The execution, delivery and performance of this Agreement by the Company, the consummation by the Company of the transactions herein contemplated, and the compliance by the Company with the terms of this Agreement have been duly authorized by all necessary corporate action and do not and will not, with or without the giving of notice or the lapse of time, or both: (i) result in any violation of the Certificate of Incorporation, as amended ("Certificate of Incorporation"), or Amended and Restated Bylaws ("Bylaws") of the Company; (ii) result in a material breach of or material conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are or may be bound or affected;

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(iii) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business except for violations which, individually, or in the aggregate, would not have a material adverse effect on the financial condition, results of operations, business or properties of the Company; or (iv) have any effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate its properties and to conduct its business.

                  6. Consents. No authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body, other than under the Securities Act, the rules and regulations of the Commission promulgated pursuant thereto (the "Regulations"), and the rules and regulations of the state securities laws of the states in which offers or sales will be made, is required for the valid authorization, issuance, sale and delivery of the Securities in accordance herewith or the consummation by the Company of the transactions contemplated by this Agreement.

                  7. Capitalization. The Company had at the date or dates indicated in the Memorandum a duly authorized and outstanding capitalization as set forth in the Memorandum. Based on the assumptions stated in the Memorandum, the Company will have on the Closing Date the capitalization set forth therein. Except as set forth in the Memorandum, on the Closing Date, there will be no options to purchase, warrants, or other rights to subscribe for securities, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Company's capital stock or any such warrants, convertible securities or obligations. Except as set forth in the Memorandum, no holder of any of the Company's securities has any rights, "demand," "piggyback" or otherwise, to have such securities registered under the Securities Act.

                  8. Material Contracts. The descriptions in the Memorandum of contracts and other agreements of the Company do not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they are made, not misleading and present fairly the information required to be disclosed, and there are no material contracts or other agreements which have not been so described.

                  9. Financial Statements. Goldstein Golub Kessler & Company, P.C. the accountants who have audited the financial statements attached as an exhibit to the Memorandum, are independent public accountants within the meaning of the Securities Act and the Regulations. The financial statements and schedules and the notes thereto incorporated by reference in the Memorandum and made a part thereof are complete and correctly and fairly present the financial position of the Company as of the dates thereof, and the results of operations and cash flows of the Company for the periods indicated therein, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise stated in the Memorandum.

                  10. Taxes. The Company has filed with the appropriate federal, state and local governmental agencies, and all foreign countries and political subdivisions thereof, all tax returns, including franchise tax returns, which are required to be filed or have duly obtained extensions of

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time for the filing thereof and have paid all taxes shown on such returns and all assessments received by them to the extent that the same have become due; and the provisions for income taxes payable, if any, shown on the financial statements included as part of the Memorandum are sufficient for all accrued and unpaid foreign and domestic taxes, whether or not disputed, and for all periods to and including the dates of such financial statements. Except as disclosed in writing to the Placement Agent, the Company has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted against the Company.

                  11. Authorization of Outstanding Shares. The outstanding shares of Common Stock and outstanding options to purchase shares of Common Stock have been duly authorized and validly issued. The outstanding shares of Common Stock are fully paid and non-assessable. The outstanding options to purchase shares of Common Stock, all as disclosed in the Memorandum, constitute the valid and binding obligations of the Company, enforceable in accordance with their terms. None of the outstanding shares of Common Stock or options to purchase shares of Common Stock has been issued in violation of the preemptive rights of any shareholder of the Company. None of the holders of the outstanding shares of Common Stock are subject to personal liability solely by reason of being such a holder. The authorized shares of Common Stock and outstanding options to purchase shares of Common Stock and all promissory notes conform to the descriptions thereof contained in the Memorandum. Except as set forth in the Memorandum, on the Closing Date, there will be no outstanding options, warrants, debentures or notes for the purchase of, or other outstanding rights to purchase, Common Stock or securities convertible into Common Stock.

                  12. Authorization of Units. The issuance and sale of the Units and the Placement Agent's Units have been duly authorized and, upon closing of the Placement and delivery to the Company of the net proceeds therefrom, the Units, the Placement Agent's Units, Placement Agent's Warrants, the Shares and the Warrant Securities will be validly issued, fully paid and (with respect to the shares of Common Stock only) non-assessable, and holders thereof will not be subject to personal liability solely by reason of being such holders. Except as described in the Memorandum, the Common Stock is not and will not be subject to preemptive rights of any shareholder of the Company. The Securities and the Warrant Securities conform to the descriptions thereof contained in the Memorandum.

                  13. Noncontravention. The Company is not in violation of, or in default under: (i) any term or provision of its Certificate of Incorporation or Bylaws; (ii) any material term or provision or any financial covenants of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or its property or business is or may be bound or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any its properties or business except for violations which, individually or in the aggregate, do not have a material adverse effect on the financial condition, results of operations, business or properties of the Company. The Company owns, possesses or has obtained all governmental and other (including those obtainable from third parties) licenses, permits, certifications, registrations,

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approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties, whether tangible or intangible, and to conduct any of the business or operations of the Company as presently conducted and all such licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing, and there are no proceedings pending or, to the best knowledge of the Company, threatened or, to the best of knowledge of the Company, any basis therefor, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or other authorizations.

                  14. Litigation. Except as set forth in the Memorandum, there are no pending actions, suits, proceedings, or arbitrations, and the Company is not aware of any claims, investigations or inquiries, before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal against the Company or involving its properties or business that, if determined adversely to the Company, would, individually or in the aggregate, result in any materially adverse change in the financial condition, shareholders' equity, results of operations, properties, business, management, affairs or business prospects of the Company or that question the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to, or in connection with, this Agreement; to the best knowledge of the Company, there is no basis for any such action, suit, proceeding, arbitration, claim, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company, its properties or businesses are bound or subject.

                  15. Finder's Fees. The Company has not incurred any liability for any finder's fees or payments in connection with the transaction herein contemplated, except as specifically provided in this Agreement.

                  16. Intangibles. As of the date of this Agreement, the Company owns, possesses, and has the right to use, or has pending applications for the requisite licenses or other rights to use all trademarks, service marks, service names, trade names, inventions, product processes and formulations (the "Intangibles") utilized in the conduct of its business as now conducted or proposed to be conducted without, to the Company's knowledge, infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing. The Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise. The Company has no knowledge of any conflicting rights which might impair the Company's use of the Intangibles and has not received any notice of conflict with the asserted rights of others with respect to the Intangibles that could, singly or in the aggregate, materially and adversely affect its business as presently conducted, prospects, financial condition or results of operations, and the Company knows of no basis therefor; and, to the Company's knowledge, no other persons or entities have infringed upon or are infringing upon the Intangibles of the Company.

                  17. No Adverse Change. Since the respective dates as of which information is

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given in the Memorandum and the Company's latest financial statements, the
Company has not incurred any material liability or obligation, direct or contingent, or entered into any material transaction, whether or not in the ordinary course of business, and has not sustained any material loss or interference with its business from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; there have not been, and prior to the Closing Date there will not be, any changes in the capital stock or any material increases in the long-term debt of the Company or any materially adverse change in or affecting the general affairs, management, financial condition, shareholders' equity, results of operations or prospects of the Company, other than as set forth in the Memorandum.

                  18. Title to Properties. The Company has good and marketable title in fee simple to all real property and good title to all personal property (tangible and intangible) owned by it, free and clear of all security interests, charges, mortgages, liens, encumbrances and defects, except as are described in the Memorandum. The leases, licenses or other contracts or instruments under which the Company leases, holds or is entitled to use any property, real or personal, are valid, subsisting and enforceable, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws or arrangements affecting creditors' rights generally and subject to principles of equity and public policy considerations. All rentals, royalties or other payments accruing thereunder that became due prior to the date of this Agreement have been duly paid, and neither the Company nor any other party is in default thereunder, and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a default thereunder. The Company is not in violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties except for violations which, individually or in the aggregate, do not have a material adverse effect on the financial condition, results of operations, business or properties of the Company, and has not received any notice of an alleged violation. The Company has adequately insured its properties against loss or damage by fire or other casualty and maintains, in adequate amounts, such other insurance as is usually maintained by companies engaged in the same or similar businesses located in its geographical area.

                  19. Enforceability of Contracts. Each contract or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and to which reference is made in the Memorandum has been duly and validly executed, is in full force and effect in all material respects and is enforceable against the parties thereto in accordance with its terms, and none of such contracts or instruments has been assigned by the Company and neither the Company nor any other party is in default thereunder, and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. None of the material provisions of such contracts or instruments violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its assets or businesses except for violations which, individually or in the aggregate, do not have a material adverse effect on the financial condition, results of operations, business or properties of the Company.

                  20. Employee Benefit Plans. Except as set forth in the Memorandum, the Company has no employee benefit plans (including, without limitation, profit sharing and welfare

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benefit plans) or deferred compensation arrangements that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  21. Labor Relations. No labor problem exists with any of the Company's employees or is imminent that could reasonably be expected to materially and adversely affect the Company.

                  22. Foreign Corrupt Practices Act. The Company has not, directly or indirectly, at any time (i) made any contributions to any candidate for political office in violation of law or failed to disclose fully any such contribution, or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

                  Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters covered thereby.

         VI.      Covenants of the Company.

                  1. Memorandum. The Company will furnish the Placement Agent, during the Placement, with as many copies of the Memorandum (and any amendments or supplements thereto) as the Placement Agent may reasonably request. If, during the Placement, any event occurs as a result of which the Memorandum, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in light of the circumstances in which they were made not misleading, or if it otherwise shall be necessary to amend or supplement the Memorandum to comply with applicable law, the Company will forthwith notify the Placement Agent thereof, and furnish to the Placement Agent in such quantities as may be reasonably requested, an amendment, supplement or amended or supplemented Memorandum which corrects such statements or omissions or causes the Memorandum to comply with applicable law. No copies of the Memorandum, or any exhibit thereto, or any material prepared by the Company in connection with the Placement will be given, without the prior written permission of the Placement Agent, by the Company or its counsel or by a principal or agent of the Company to any person not a party to this Agreement, unless such person is a director or principal shareholder of, or directly employed by, the Company, or unless required by law.

                  2. State Securities Registration. The Company will provide Placement Agent's counsel with all information which such counsel reasonably determines to be necessary, and otherwise cooperate with such counsel, to permit such counsel to take all necessary action and file all necessary forms and documents in order to qualify or register the Securities for sale under the securities laws of the states in which offers or sales will be made, such states to be mutually agreed upon between the Company and the Placement Agent, or to take any necessary action and file any

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necessary forms which are required to obtain an exemption from such qualification or registration in such jurisdictions. The Company will promptly advise the Placement Agent:

                               a. If any securities regulator of any state shall
                   make a request or suggestion of or to the Company of any amendment to the Memorandum or any registration materials or for any additional information, including the nature and substance thereof; and

                              b. Of the issuance of a stop order suspending the
                  qualification of the Securities for sale in any state, including the initiation or threatening of any proceeding for such purpose, and the Company will use its reasonable best efforts to prevent the issuance of such a stop order, or if such an order shall be issued, to obtain the withdrawal thereof at the earliest reasonably practicable date.

                           The Company will provide the Placement Agent with any
additional information, documents and instruments which the Placement Agent's counsel shall determine to be necessary to comply with the rules, regulations and judicial and administrative interpretations in those states and jurisdictions where the Units are to be offered for sale or sold for delivery to all offerees and purchasers. The Company will file all post-offering forms, documents or materials and take all other actions required by states in which the Units have been offered or sold. The Placement Agent will not make offers or sales of the Units in any jurisdiction in which the Units have not been qualified or registered, or are not exempt from such qualification or registration.

                  3. Use of Proceeds and the Chrysler Debt. The Company will apply the net proceeds from this offering in the manner set forth in the Memorandum. Specifically, within fifteen (15) days of the Closing Date, the Company will use the net proceeds of this offering and, if necessary, available cash to satisfy the Company's debt to Chrysler Credit Corporation in its entirety and obtain a release of the collateral.

                  4. Reg D Compliance. The Company will use its reasonable best efforts to determine whether a Subscriber is an "Accredited Investor" or otherwise qualified, and the Company will comply in all respects with the terms and conditions of Reg D and applicable state securities laws with respect to the offering and the sale of the Units to qualified investors.

         VII. Representations, Warranties and Covenants of the Placement Agent. The Placement Agent represents, warrants and covenants to the Company that:

                  1. Duly Registered. The Placement Agent is duly registered, pursuant to the applicable provisions of the Exchange Act, as a dealer, and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"), and is duly registered as a broker-dealer in such states as the Placement Agent is required to be registered in order to complete the Placement contemplated by this Agreement and the Memorandum. In connection with the Placement, the Placement Agent shall have the right to form a syndicate of selected dealers who will assist it in the Placement. Any firm with which the Placement Agent associates will be (i) a fully registered broker-dealer and a member of the NASD or (ii) a foreign broker-dealer and/or a member of a national stock exchange of its country of origin who is lawfully registered or licensed to act in such jurisdiction.

                  2. No General Solicitation or Advertising. The Placement Agent has not and will not offer or sell the Units by means of general solicitation or general advertising.

                  3. Furnish Memoranda. A reasonable time prior to the Closing Date, the Placement Agent will furnish to each offeree of the Units a copy of the Memorandum, each supplement or amendment thereto, the Subscription Agreement and Confidential Subscriber Questionnaire (the "Subscription Documents"). Notwithstanding the foregoing, the delivery of the Memorandum shall not constitute an offer to sell the Units to any person. Such sale may be made only upon acceptance by the Company of a Subscriber's subscription, after a determination that the Subscriber satisfies all of the applicable requirements.

                  4. Reg D Compliance. The Placement Agent is not disqualified from participation in the Placement by reason of Rules 262(b) and (c) of Regulation A and Reg D. The Placement Agent will not conduct the Placement contrary to any of the provisions of Reg D or corresponding state statutes or regulations.

                   5. Blue Sky Compliance. The Placement Agent will solicit purchasers of the Units only in those jurisdictions where such solicitation could and can be made in and which it is so qualified to act and will conduct the Placement in such jurisdictions in full compliance with all applicable state statutes and regulations.

                  6. Authorization. This Agreement has been duly authorized, executed and delivered by the Placement Agent and is enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth herein may be limited by federal or state securities laws or public policy underlying such laws.

                  7. Litigation. There are no pending actions, suits, proceedings, or arbitrations, and the Placement Agent is not aware of any claims investigations or inquiries, before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, against or involving the Placement Agent or its business that question the validity of this Agreement or of any action taken or to be taken by the Placement Agent pursuant to or in connection with this Agreement.

         VIII.    Conditions to Obligations.

                  1. Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of the Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                              a. Due Qualification or Exemption. (A) The
                  Placement contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to Subsection 6(b) above not later than the Closing Date, and (B) at the Closing Date, no stop order suspending the sale of the Units shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

                              b. No Material Misstatements; Satisfactory
                  Memorandum. (A) The Placement Agent will not have notified the Company that the Blue Sky qualification materials or the Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact which in its opinion is material, or omits to state a fact, which in its opinion is material and is required to be stated therein, or is necessary to make the statements therein not misleading, and (B) the Memorandum shall be reasonably satisfactory in form and in substance to the Placement Agent and its legal and accounting advisors;

                               c. Compliance with Agreements. The Company will
                  have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                              d. Corporate Action. The Company will have taken
                  all necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors for the execution and delivery of this Agreement, the Securities, the Placement Agent's Units and the Warrant Securities and the performance by the Company of its obligations hereunder and thereunder, if applicable, and the consummation of the Placement;

                               e. Certificate of President. At the Closing Date,
                  the Company will have delivered a certificate of its President as to the conditions set forth in this Subsection 8(a).

                               f. Opinion of Counsel. On the Closing Date, the
                  Placement Agent will have received from the Company's counsel, Snow Becker Krauss P.C. ("Company Counsel"), a signed opinion, reasonably satisfactory to Placement Agent's counsel, substantially to the effect of Exhibit A attached hereto.

                                   In rendering its opinion, Company Counsel may
                  rely upon (1) opinions of counsel reasonably acceptable to Placement Agent's counsel with respect to matters relating to the laws of any jurisdiction other than New York and federal law or matters to which Company Counsel was not significantly involved, (2) the certificates of government officials and officers of the Company as to matters of fact, (3) the genuineness of all signatures, and (4) the authenticity of the books and records of the Company and such other qualifications and conditions consistent with the Company Counsel's opinion practices, provided that Company Counsel shall state that they have no reason to believe, and do not believe, that they are not justified in relying upon any of the foregoing. It is agreed and understood that the Placement Agent's requirements for the opinion of Company Counsel, and Company Counsel's ability to render such opinion, may be modified as a result of due diligence investigations in connection with the Placement. Notwithstanding the foregoing, it is further agreed and understood that a condition precedent to the Placement Agent's obligations hereunder shall be receipt by the Placement Agent of a satisfactory opinion of Company Counsel. Nothing herein shall be construed as a waiver of the Placement Agent's right to require further or additional opinions in connection with a public offering of the Company's securities.

                               g. Due Diligence. Due diligence satisfactory to
                  the Placement Agent and its legal and accounting advisors.

                               h. Representations and Warranties. The
                  representations and warranties of the Company remain accurate and in full force and effect.

                  2. Conditions to the Company's Obligations. The obligations of the Company hereunder will be subject to the accuracy of the representations, warranties and covenants of the Placement Agent contained herein as of the date hereof and as of the Closing Date, to the performance by the Placement Agent of its obligations hereunder and to the following additional conditions:

                               a. Absence of Certain Events. No stop order or
                  other judicial or administrative action suspending the sale of the Units will have been issued, and no proceeding for that purpose will have been initiated or threatened;

                              b. No Material Misstatements. The Company will not
                  have notified the Placement Agent that the Blue Sky qualification materials, or the Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact, which in its opinion is material, or omits to state a fact, which in its opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading, in each case only with respect to information contained therein concerning the Placement Agent;

                               c. Compliance with Agreements. The Placement
                  Agent will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                              d. Corporate Action. The Placement Agent will have
                  taken all necessary corporate action, including, without limitation, obtaining the approval of the Placement Agent's board of directors for the execution and delivery of this Agreement and the performance by the Placement Agent of its obligations hereunder and the consummation of the Placement.

                               e. Registration. The Placement Agent will
                  continue to be duly registered
                  as a member in good standing of the NASD and as a broker-dealer in states required for the Placement.

                              f.   Representations and Warranties.  The
                  representations and warranties of the Placement Agent remain accurate and in full force and effect.

         IX. Expenses of Sale. The Company will pay all of its expenses in addition to those provided in Section 4 herein, incident to the proposed sale of Units, whether or not the Placement is consummated, including, without limitation, (a) the fees, disbursements and expenses of its counsel and accountants, (b) all fees and expenses of registering or qualifying the Units for offer and sale in the applicable states, or obtaining exemptions therefrom, and (c) all other expenses relating to the offering of the Units. The Placement Agent shall be responsible for the fees, disbursements and expenses of its counsel with the exception of the fees and expenses of the Placement Agent's counsel in connection with the registering and qualifying of the Units in such jurisdictions as the Placement Agent deems appropriate. If the Placement is not completed because (i) of any reason solely within the control of the Company or its management, (ii) the Company unilaterally withdraws the Placement from the Placement Agent, or (iii) of any material discrepancy in any representation made to the Placement Agent or the failure of the Company to meet any of its material obligations under this Agreement, then the Company will be obligated to reimburse the Placement Agent for its actual costs, expenses and legal fees incurred in connection herewith (which amount shall include the $20,000 initial payment). If the Placement is not completed for reasons solely within the control of the Placement Agent, then the Company will only be responsible for the Placement Agent's actual expenses. It is understood and agreed by the parties hereto that any expenses incurred by the Placement Agent will be deemed to be reasonable and unobjectionable upon demonstration by the Placement Agent that such expenses were incurred, directly or indirectly, in connection with the proposed transaction and/or relationship of the parties hereto, as described herein.

         X.       Indemnification and Contribution.

                  1. Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, to the extent and only to the extent such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum, or (B) in any Blue Sky Application (as hereinafter defined) or other document executed by the Company specifically for that purpose or based upon false or misleading written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Memorandum or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or Blue Sky counsel specifically for use in the preparation of the Memorandum or any such Blue Sky Application.

                  2. Indemnification by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise to the extent such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Memorandum, or (B) in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Memorandum or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; in each case to the extent but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or Blue Sky counsel specifically for use in the preparation of the Memorandum or any such Blue Sky Application.

                  3. Procedure. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve it from any liability under this Section 10 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

                  4. Contribution. If the indemnification provided for in this
Section 10 is unavailable to any indemnified party with respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand, and of the Placement Agent on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Placement (net of sales commissions and non-accountable expense allowance, but before deducting expenses) received by the Company relative to the commissions and non-accountable expense allowance received by the Placement Agent. The relative fault of the Company on the one hand, and the Placement Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Placement Agent, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include, subject to the limitations set forth in Subsection 10(e) below, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  5. Equitable Considerations. The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person committing fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution or indemnification from any person not committing such fraudulent misrepresentation.

         XI. Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company and of the Placement Agent herein will survive the delivery and execution hereof and the closings hereunder, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any person who controls the Placement Agent within the meaning of the Securities Act, or by the Company or any person who controls the Company within the meaning of the Securities Act, and will survive delivery of the securities constituting the Units hereunder and any termination of this Agreement.

         XII. Termination. Either the Placement Agent or the Company will have the right to terminate this Agreement by giving written notice as herein specified, at any time, at or prior to the Closing Date:

                     a. If the other shall have failed, refused, or been unable, at or prior to the date of termination of this Agreement, to perform any of its respective obligations hereunder;

                     b. If any other condition to its obligations hereunder is not fulfilled; or

                     c. If there has occurred an event materially or adversely affecting the value of the Units or any of the Securities.

                  If the Placement Agent or the Company elects to terminate this Agreement pursuant to Subsections (i), (ii) or (iii) hereof, notice will be provided to the non-terminating party promptly by telephone, telecopier or telegram, and such notification will be confirmed by written notice as provided for in Section 13 below.

         XIII. Notices. Any notice hereunder shall be in writing and shall be effective when delivered, or mailed by certified or registered mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses: if to the Placement Agent, to Barber & Bronson Incorporated, 2101 West Commercial Boulevard, Fort Lauderdale, Florida 33309,
Attention: Mr. Steven N. Bronson; with a copy to Broad and Cassel, Miami Center, 201 South Biscayne Boulevard, Suite 3000, Miami, Florida 33131, Attention:
William C. Phillippi, P.A.; if to the Company, CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, New York 11717, Attention: Mr. Arthur August, President; with a copy to Snow Becker Krauss P.C., 605 Third Avenue, New York, New York 10158, Attention: Elliot H. Lutzker, Esquire; or, in each case, to such other address as the parties may hereinafter designate by like notice.

         XIV. Parties. This Agreement will inure to the benefit of and be binding upon the Placement Agent, the Company and their respective successors and assigns. This Agreement is intended to be, and is for the sole and exclusive benefit of the parties hereto and the persons described in Subsections 10(a) and 10(b) hereof, and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement and the parties hereto may not assign their rights or obligations hereunder. No purchaser of any of the Units will be construed as successor or assign merely by reason of such purchase.

         XV. Amendment and/or Modification. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

         XVI. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

         XVII. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

         XVIII. Non-Waiver. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

         XIX. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understanding relating thereto are superseded hereby. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referred to herein.

         XX. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

         XXI. Law. This Agreement will be deemed to have been made and delivered in Miami, Florida, and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Florida, without application of the principles of conflicts of law. The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement will be instituted exclusively in the appropriate state court in Dade County, Florida, or in the United States District Court for the Southern District of Florida; (b) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and
(c) irrevocably consents to the jurisdiction of the state courts of the State of Florida in Dade County and the United States District Court for the Southern District of Florida in any such suit, action or proceeding. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the state courts of Dade County, Florida, or in the United States District Court for the Southern District of Florida and agrees that service of process upon the Company mailed by certified mail to the Company's address will be deemed in every respect effective service of process upon the Company in any suit, action or proceeding.

         If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose, whereupon this letter will constitute a binding agreement between us.


                                     CPI AEROSTRUCTURES, INC., a New York
                                     corporation



                                     By:___________________________________
                                         Arthur August, President




         CONFIRMED and ACCEPTED, this _____ day of May, 1996 by the undersigned authorized representative.


                                            BARBER & BRONSON INCORPORATED, a
                                            Florida corporation



                                            By:_______________________________
                                                Steven N. Bronson, President

                                    EXHIBIT A

                           OPINION OF COMPANY COUNSEL


         1. The Company has been duly organized, is validly existing as a corporation under the laws of the State of New York and is in good standing under the laws of its jurisdiction of incorporation.

         2. The Company is registered or qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such registration or qualification necessary, except for such jurisdictions where the failure to so register or qualify in such jurisdiction has not and will not have a material adverse effect on the condition, financial or otherwise, prospects, properties, business, net worth or results of operation of the Company.

         3. The Company has full corporate power and authority to own or lease its properties and conduct its business as presently conducted and as described in the Memorandum. To such counsel's knowledge1, the Company does not own, directly or indirectly, any shares of stock or any other securities of any corporation, or have any equity interest in any firm, partnership, joint venture, association or other entity.

         4. The Company has full corporate power and authority to execute, deliver and perform the Financial Consulting Agreement, Common Stock Purchase Warrant, Placement Agreement, Warrants, and the Placement Agent's Warrants (collectively, the "Transaction Documents"), and to consummate the transactions provided for therein. The execution and delivery of the Transaction Documents by the Company, the performance of its obligations thereunder, the consummation by the Company of the transactions contemplated thereby and the Company's compliance with the terms of the Transaction Documents has been duly authorized by all necessary corporate action on the part of the Company. The Transaction Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that (i) enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles, and (ii) enforceability of the indemnification and contribution provisions set forth in the Placement Agreement may be limited by federal or state securities laws or public policy underlying such laws.

         5. None of (i) the Company's issuance and sale of the Units, Shares, Warrants, the
- --------
1 Knowledge = actual current recollection of those lawyers in the firm who have given substantive attention to the Offering or to the client's matters. This definition should be included in the opinion.

Placement Agent's Warrants, and the shares of Common Stock included in the Placement Agent's Units and issuable upon the exercise of the Warrants and Placement Agent's Warrants (collectively, the "Securities"), and (ii) the execution and delivery of the Transaction Documents, performance of the Company's obligations thereunder, consummation of the transactions contemplated therein or the conduct by the Company of its business as described in the Memorandum, conflicts with, or will conflict with, results in, or will result in, any breach or violation of any of the terms or provisions of, constitutes, or will constitute, a default under, or results in, or will result in, the creation of any lien, charge, claim, encumbrance or security interest of any kind or nature whatsoever upon any properties of the Company pursuant to (A) the Certificate of Incorporation or Bylaws of the Company, (B) to such counsel's knowledge after discussion with the Company's officers, any note, contract, commitment, indenture, deed of trust, mortgage, voting trust agreement, shareholders' agreement, license or other agreement or instrument to which the Company is a party, by which it is bound or to which any of its properties may be subject, or (C) any federal, state or local law, rule or regulation applicable to the Company or any judgment, order or decree of any court, arbitrator, regulatory, administrative or other governmental agency or body having jurisdiction over the Company or any of its properties or business.

         6. No consent, approval, authorization or order of, and no registration or filing with, any third party or any court, regulatory body, administrative agency or other governmental agency or official (other than pursuant to the Securities Act, the Regulations and applicable state securities or blue sky laws, as to which such counsel need not express an opinion) is required for the valid authorization, issuance, sale and delivery of the Securities pursuant to the Transaction Documents, for the execution, delivery and performance by the Company of its obligations under the Transaction Documents and for the consummation by the Company of the transactions contemplated by the Transaction Documents.

         7. There are no laws, rules or regulations, judgments, orders or decrees, required to be described in the Memorandum other than those described in the Memorandum. The statements in the Memorandum, insofar as such statements constitute a summary of laws, rules, regulations or legal conclusions, are accurate summaries and fairly and correctly present in all material respects the information called for in the Securities Act with respect to such laws, rules, regulations or conclusions.

         8. There are no agreements, contracts or other documents or instruments required to be described in the Memorandum or required to be attached as an exhibit to the Memorandum other than those described in the Memorandum and attached as exhibits thereto.

         9. Except as described in the Memorandum, to such counsel's knowledge, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the Units.

         10. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         11. No transfer tax, stamp duty or other tax, levy, impost, deduction, charge or withholding is payable by or on behalf of the Placement Agent in connection with (i) the issuance by the Company of the Securities, (ii) the purchase by the Placement Agent of the Placement Agent's Units or the purchase of the shares of Common Stock by the Placement Agent (or its permitted assignees) upon receipt of the Placement Agent's Units and/or the exercise of the Placement Agent's Warrant, and (iii) the execution, delivery or performance by the Company of any of its obligations under the Transaction Documents or the certificates and instruments representing the Securities.

         12. All of the Company's material contracts, agreements, documents or instruments have been duly and validly authorized, executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles. None of the provisions of any such agreements, contracts, documents or instruments violates any existing applicable law, rule, or regulation, or any judgment, order or decree or any governmental agency or court having jurisdiction over the Company or its properties or business, except where such violation has not and will not have a material adverse effect on the condition, financial or otherwise, prospects, properties, business, net worth or results of operation of the Company ("Material Adverse Effect").

         13. Except as described in the Memorandum, the Company is not in violation of, breach of, or default under (i) its Certificate of Incorporation or Bylaws, (ii) to such counsel's knowledge after discussion with the Company's officers, any material license, contract, indenture, mortgage, installment contract, deed of trust, lease, voting trust agreement, stockholders agreement, note, loan or credit agreement, or other agreement or instrument to which the Company is a party, by which the Company is bound or to which any of its properties is subject, or (iii) any law, rule or regulation applicable to the Company or any of its properties, or any judgment, decree or order of any arbitrator, court, regulatory, administrative or other governmental agency or body having jurisdiction over the Company or any of its properties or business.

         14. Except for such licenses, permits, certificates, registrations, approvals, consents and exemptions, the absence of which would not have a Material Adverse Effect on the Company or its business and properties, to such counsel's knowledge after due inquiry, the Company holds all licenses, permits, certifications, registrations, approvals, consents and franchises from all governmental or regulatory authorities, officials or agencies necessary to own or lease and operate its properties and to conduct its business as described in the Memorandum.

         15. There are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries pending, or, to such counsel's knowledge after discussion with the Company's officers, threatened against or involving the Company or any of its properties (i) that are required to be disclosed in the Memorandum and are not so disclosed, (ii) which question the validity of the capital stock of the Company, (iii) which question the validity, performance or enforceability of the Placement Agreement or any action taken or to be taken by the Company pursuant thereto or in connection therewith, or (iv) which, in such counsel's opinion, if adversely determined, would have a Material Adverse Effect.

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



         16. Except as disclosed in the Memorandum (i) there is no claim or action by any person pertaining to, or proceeding pending or, to such counsel's knowledge, threatened, that challenges the ownership or use by the Company of any patent, trademark, service mark, service name and trade name used by the Company in the conduct of its business; and (ii) the Company owns and has full right, title and interest in and to, or has the valid and exclusive right to, all trademarks, service marks, trade names and copyrights necessary in the conduct of its business as presently conducted, or as proposed to be conducted as described in the Memorandum, except where such failure has not and will not have a Material Adverse Effect.

         17. The Company has the capitalization set forth in the Memorandum. All of the issued and outstanding shares of Common Stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable, and (i) the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability solely by reason of being such holders, and
(ii) none of such securities were issued in violation of any preemptive or similar right. Except as described in the Memorandum, the Company is not a party to or bound by any outstanding options, warrants or similar rights to subscribe for, or contractual rights or obligations to issue, sell, transfer or acquire, any of the capital stock of the Company or any securities convertible into or exchangeable for any of the capital stock of the Company. All issuances of capital stock by the Company prior to the date hereof which were not made pursuant to the registration requirements of the Securities Act were not subject to such requirements and were made in full compliance with all applicable federal or state laws, rules and regulations.

         18. The documents representing the Shares, Warrants and Placement Agent's Warrants are in due and proper form. The Securities conform to the descriptions thereof set forth in the Memorandum.

         19. Except as described in the Memorandum or in the Company's reports filed with the Commission, no person (i) has the right to require the Company to file any registration statement or, if filed, to include any security in any registration statement filed by the Company, or (ii) holds any anti-dilution rights with respect to any securities of the Company.

         20. Each of (i) the Shares and Warrants to be sold by the Company and the Placement Agent, (ii) the shares of Common Stock to be sold in connection with the exercise of the Warrants, (iii) the Placement Agent's Warrants to be sold by the Company under the Placement Agreement, (iv) the shares of Common Stock to be issued or sold by the Company in connection with the Placement Agent's Units and upon the exercise of the Placement Agent's Warrant have been duly authorized, are not and will not be in violation of any pre-emptive rights or any similar rights, and, when issued, paid for and delivered in accordance with their terms, will be validly issued, fully paid and nonassessable. The holders thereof will not be subject to any restriction on the voting or transfer thereof or to any personal liability solely by reason of being such holders, and the issuance thereof will not be in violation of any preemptive or similar right.

         21. All corporate action required to be taken for the authorization, issue and sale of (i) the Units, (ii) the Shares, (iii) the Warrants, (iv) the Placement Agent's Warrants, and (v) the shares of Common Stock issuable upon the exercise of the Warrants, issuance of the Placement Agent's Units and exercise of the Placement Agent's Warrants, and for the reservation of the shares of Common Stock required to be reserved, have been duly and validly taken.

         22. The shares of Common Stock issuable upon exercise of the Warrants, issuance of the Placement Agent's Units and exercise of the Placement Agent's Warrants have been duly reserved for issuance.

         23. The Placement Agent will, upon the issuance and delivery of the shares of Common Stock pursuant to the Placement Agent's Units and Placement Agent's Warrants against payment therefor pursuant to the Placement Agreement and the Placement Agent's Warrants, acquire good and marketable title to the shares of Common Stock, free and clear of any and all liens, charges, claims, encumbrances, pledges, security interest, defects or other restrictions or equities of any kind or nature whatsoever (except those arising out of acts or claims against the Placement Agent).

         24. Counsel has participated in conferences with officers and other representatives of the Company, representatives of the Company's accountants and representatives of the Placement Agent, at which the contents of the Memorandum and related matters were discussed. Although counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum, on the basis of the foregoing, no facts or circumstances have come to its attention which lead it to believe that, on the Closing Date, the Memorandum contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and other financial and statistical data included therein, as to which such counsel need not express an opinion).



                                       A-5